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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): AUGUST 29, 2002




                             VIASYSTEMS GROUP, INC.
               (Exact name of Registrant as specified in charter)

                DELAWARE                             001-15755                            75-2668620
      (State or other jurisdiction            (Commission file number)                 (I.R.S. employer
           of incorporation)                                                          identification no.)



                              101 SOUTH HANLEY ROAD
                            ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (314) 727-2087


                                   ----------


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ITEM 5. OTHER EVENTS.

         On August 30, 2002, Viasystems Group, Inc. ("Group") issued a press release announcing that it has reached final agreement with Group and Viasystems, Inc.'s ("Viasystems", and together with Group, the "Companies") bank lenders, Hicks, Muse, Tate & Furst Incorporated, and an Ad Hoc Committee of Bondholders regarding its previously announced financial restructuring, securing sufficient agreements to the restructuring to meet the requirements of the U.S. Bankruptcy Code for confirmation of the restructuring plan. Group also announced that it has commenced soliciting acceptances of the Companies' proposed Chapter 11 Prepackaged Reorganization Plan from creditors. A copy of the press release issued by Group is attached as an exhibit hereto.

         A copy of the Disclosure Statement, dated August 30, 2002, describing the Companies' Chapter 11 Prepackaged Reorganization Plan (the "Disclosure Statement"), is attached as an exhibit hereto.

         Certain statements in this current report (and the exhibits attached hereto) contain forward-looking statements relating to the Companies' or management's intentions, beliefs, expectations or predictions for the future. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Companies' actual results to differ materially from those projected in the forward-looking statements. These risks, assumptions and uncertainties include our ability to develop, pursue, confirm and consummate a plan of reorganization and to achieve its expected benefits; and other risks listed under the heading of Risk Factors in the Companies' filings with the Securities and Exchange Commission. The Companies undertake no obligation to update or revise any forward-looking statements for events or circumstance after the date on which such statement is made. New factors emerge from time to time, and it is not possible for the Companies to predict all such factors. Further, the Companies cannot assess the impact of each such factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  99.1 Press Release, dated August 30, 2002, announcing final agreement on financial restructuring.

                  99.2 Disclosure Statement, dated August 30, 2002, of Viasystems Group, Inc. and Viasystems, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VIASYSTEMS GROUP, INC.



Dated: September 3, 2002                    By:/s/ Joseph S. Catanzaro
                                               ---------------------------------
                                               Joseph S. Catanzaro
                                               Senior Vice President and
                                               Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit Number             Exhibit
--------------             -------
99.1                       Press Release, dated as of August 30, 2002,
                           announcing that it has reached final agreement with
                           its bank lenders, Hicks, Muse, Tate & Furst
                           Incorporated, and an Ad Hoc Committee of Bondholders
                           regarding its previously announced financial
                           restructuring.

99.2                       Disclosure Statement, dated August 30, 2002, of
                           Viasystems Group, Inc. and Viasystems, Inc.